Common Stock	9 Months Ended
Feb. 29, 2024
Common Stock [Abstract]
Common Stock

NOTE 12. Common Stock

The Company’s common stock and warrants trade on the NASDAQ stock exchange under the symbol “HOVR” and “HOVRW”, respectively. Pursuant to the terms of the Amended and Restated Certificate of Incorporation, the Company is authorized to issue the following shares and classes of capital stock, each with no par value: (i) 100,000,000 shares of common stock; and (ii) 100,000,000 shares of preferred stock. The holder of each share of common stock is entitled to one vote.

The Company has retroactively adjusted the shares issued and outstanding prior to January 12, 2024 to give effect to the Exchange Ratio.